UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
             SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):
                      December 16, 2004 (November 8, 2004)

                          AMERICAN CONSTRUCTION COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                       333-105903               412079252
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



                          American Construction Company


                           4340 East Charleston Avenue

                             Phoenix, Arizona 85032

                           --------------------------
                    (Address of principal executive offices)

                                 (480) 695-7283
                      -------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                          AMERICAN CONSTRUCTION COMPANY

                                   Form 8-K/A

Explanatory Note

         American Construction Company (the "Registrant") is filing this Amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004 (the "Previous 8-K"), to amend and restate Item 4.01 in its entirety. Attached as Exhibit 16.1 is a replacement letter from Kabani & Company, Inc. to the Securities and Exchange Commission dated December 14, 2004, which replaces Exhibit 16.1 to the Previous 8-K.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on November 8, 2004, and as a result of the reorganization which was effective on October 14, 2004, Kabani & Company, Inc. ("Kabani") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. Kabani performed the audit of the Registrant's financial statements for the period August 5, 2004 through January 31, 2003, for the Registrant's fiscal year ending January 31, 2004, and for the subsequent interim period prior to Kabani's dismissal (February 1, 2004 to November 8, 2004). During this period there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Kabani's satisfaction would have caused Kabani to make reference to the subject matter of the disagreements in connection with Kabani's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv)of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended
("Regulation S-K"). The decision to dismiss Kabani was approved by the Registrant's Board of Directors. No audit committee exists other than the members of the Board of Directors.

         The audit reports of Kabani for the Registrant's relevant financial periods described above did not contain an adverse opinion, or a disclaimer of opinion, audit scope, or accounting principles. However, in its audit report for the Registrant's financial statement for the Fiscal Year ended January 31, 2004, Kabani included a qualification as to uncertainty regarding the Registrant's ability to continue as a going concern. Specifically, in its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on May 13, 2004, Kabani stated, in footnote 10 to the financial statements, that in its view, because the Registrant had accumulated a deficit and had a negative working capital at January 31, 2004, the recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet was dependent upon continued operations of the Registrant, which in turn was dependent upon the Registrant's ability to raise additional capital, obtain financing and to succeed in its future operations. Kabani further stated that the financial statements did not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Registrant be unable to continue as a going concern. In the same footnote, Kabani recognized that the Registrant's management had taken steps to revise its operating and financial requirements, which the Registrant's management believed were sufficient to provide it with the ability to continue as a going concern. In addition, the Registrant's Quarterly Reports on Form 10-QSB for the quarterly periods ended April 30, 2004, July 31, 2004 and September 30, 2004, filed with the Securities and Exchange Commission on June 21, 2004, September 13, 2004 and November 15, 2004, respectively, each contained a footnote setting forth similar qualifications.

         The Registrant requested Kabani to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated December 14, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.

(b) Effective on November 8, 2004 the Registrant has engaged MOORE STEPHENS WURTH FRAZER AND TORBET, LLP with its address at 1199 South Fairway Drive, 2nd Floor, Walnut, California 91789 ("Moore Stephens"), as the new principal accountant to audit its financial statements. The decision to engage Moore Stephens was approved by the Registrant's Board of Directors.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


16.1 A copy of a letter from Kabani & Company, Inc. to the Securities and Exchange Commission dated December 14, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   American Construction Company

                                                   By: /s/ Zuo Sheng Yu
                                                   -----------------------------
                                                   Name:  Zuo Sheng Yu
                                                   Title: President

Dated:  December 15, 2004